UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2010
______________

CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in Charter)
Nevada	001-34711	98-0557852
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou, Zhejiang Province People’s Republic of China
(Address of Principal Executive Offices)

+86 (571) 88077078
(Issuer Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Effective August 20, 2010, the Registrant appointed American Stock Transfer & Trust Company, LLC (“AST”) as its new transfer agent and registrar for its common stock. AST’s address is 6201 15th Avenue, Brooklyn, New York 10038, its telephone number is (718) 921-8124, and its website is www.amstock.com. The Registrant has appointed AST in order to increase its operational efficiency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Jo-Jo Drugstores, Inc.
Date: August 20, 2010	(Registrant)

	By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer